SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported): November 14, 2000


                        BINDLEY WESTERN INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Indiana                       001-11519                84-0601662
 (State or other                 (Commission               (IRS Employer
 jurisdiction of                  File Number)           Identification No.)
  incorporation)


                                8909 Purdue Road
                           Indianapolis, Indiana 46268
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (317) 704-4000
                                                     --------------


                                 Not Applicable
                       (Former name or former address, if
                           changed since last report.)

Item 5.  Other Events

                  On November 14, 2000, Bindley Western Industries, Inc. issued a press release announcing that it was delaying the filing of its quarterly report on Form 10-Q for the quarter ended September 30, 2000. A copy of the press release is included as an exhibit to this report.


Item 7.  Financial Statements and Exhibits

                  Financial Statements

                         None


                  Exhibits

                         Exhibit No.      Description

                                 99       Press Release dated November 14, 2000

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BINDLEY WESTERN INDUSTRIES, INC.

Dated:  November 14, 2000

                                            By:      /s/ Thomas J. Salentine
                                                        -----------------------
                                                         Thomas J. Salentine,
                                                       Executive Vice President